EVERY SHAREHOLDER'S VOTE IS IMPORTANT




PROXY                                                                      PROXY


                        SPECIAL MEETING OF SHAREHOLDERS
                       THE INTERNATIONAL EQUITY PORTFOLIO
                                 MARCH 11, 2016

The undersigned hereby revokes all previous proxies for his/her shares and appoints Jerel Hopkins, Emilia Wang, Michael Dresnin, and Deidre Downes, or any of them, proxies of the undersigned with full power of substitution to vote all shares of The International Equity Portfolio ("International Equity Portfolio") that the undersigned is entitled to vote at the International Equity Portfolio's meeting to be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on March 11, 2016 at 3:00 p.m., Eastern Time, including any adjournments thereof (the "Meeting"), as indicated on the reverse side of this proxy card, and in their discretion upon other business as may properly be brought before the Meeting.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF DELAWARE POOLED TRUST (THE "TRUST") ON BEHALF OF THE INTERNATIONAL EQUITY PORTFOLIO.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED. IF THIS PROXY IS PROPERLY EXECUTED, BUT NO SPECIFICATION IS MADE OR THIS PROXY IS IMPROPERLY MARKED, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL.

The proxy holders will vote in their discretion on any other matters that may properly come before the Meeting.

IMPORTANT: PLEASE VOTE YOUR PROXY TODAY.


                  Please detach at perforation before mailing.
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                         (Continued on the other side)



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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                PLEASE VOTE YOUR
                                  PROXY TODAY




                  Please detach at perforation before mailing.
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THE  BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL
1.
PLEASE  MARK  BOXES  BELOW  IN  BLUE  OR  BLACK  INK  AS  FOLLOWS. Example:  [X]


1.   To approve an Agreement and Plan of Reorganization between Delaware Pooled          FOR    AGAINST   ABSTAIN
     Trust, on behalf of The International Equity Portfolio (the "Target Fund")
     and Gallery Trust, on behalf of the Mondrian International Equity Fund (the         [  ]    [  ]       [  ]
     "Acquiring Fund") that provides for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the
     Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c)
     the liquidation and termination of the Target Fund.


                                              VOTE VIA INTERNET: WWW.___________
                                              VOTE VIA TELEPHONE: 1-800-________
                                              CONTROL NUMBER: [______]

                                              Note: Please sign exactly as your
                                              name appears on the proxy. If
                                              signing for estates, trusts or
                                              corporations, please state your
                                              title or capacity.

                                              __________________________________
                                              Signature
                                              ______________________________2016
                                              Dated


                    IMPORTANT: PLEASE VOTE YOUR PROXY TODAY.

            IF SENDING VIA MAIL, PLEASE SIGN AND PROMPTLY RETURN IN
                           THE ACCOMPANYING ENVELOPE.

                  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.